BN 88743234v1 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 9th, 2025, by and between MARCUS & MILLICHAP, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”). RECITALS WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Second Amended and Restated Credit Agreement between Borrower and Bank dated as of July 28, 2022 (as amended from time to time, the “Credit Agreement”). WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments. The Credit Agreement is amended as follows: a. Section 4.9 of the Credit Agreement is hereby amended and restated, in its entirety, to read as follows: “SECTION 4.9. FINANCIAL CONDITION; CASH DEPOSITS; CASH COLLATERAL ACCOUNT. Maintain Borrower’s Unencumbered Liquid Assets (excluding availability under the Line of Credit) of not less than One Hundred Million Dollars ($100,000,000) at all times. Borrower shall also maintain daily average cash deposits with Bank of not less than Thirty Five Million Dollars ($35,000,000) measured on a monthly basis as of the end of each month. In addition, Borrower hereby agrees that an amount equal to Ten Million Dollars ($10,000,000) of the minimum daily average cash deposits shall be held in a blocked account in the name of the Borrower at the Bank, as cash collateral, and that Borrower shall not have access to such funds in such blocked account, which funds shall be held until all obligations of Borrower to Bank have been fully repaid and all commitments have been terminated and which may be used by Bank to pay or repay any outstanding indebtedness or obligations hereunder and under the other Loan Documents at any time from and after the occurrence and during the continuation of an Event of Default; provided, however, that if, at any time after June 30, 2025, Borrower successfully demonstrates in writing to Bank that it has had positive net income both for two (2) consecutive quarters and for the trailing twelve month period ending at the end of each such quarter, at Borrower’s written request, such cash collateral shall be released to Borrower by Bank.” b. Section 8.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date”, in its entirety, to read as follows: “Maturity Date” means June 1, 2026. 2. Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective only upon the satisfaction in full of the following conditions precedent:

2 BN 88743234v1 a. Bank shall have received counterparts to this Amendment, duly executed by Borrower; b. Bank shall have received the Guarantor’s Consent and Reaffirmation attached hereto, duly executed by each guarantor; c. Bank shall have received a payment of $50,000.00 as a commitment fee, which fee is in lieu of the fee otherwise due on June 1, 2025 under Section 1.2(c) of the Credit Agreement, and which fee shall be due and payable as of the date hereof; and d. Bank shall have received a payment of $8,630.50 for legal fees incurred in connection with this Amendment, which fee shall be due and payable as of the date hereof. 3. Affirmation. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document. 3. Borrower Representations and Certifications. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default. [Signatures are on Next Page]

Second Amendment to Second Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above. MARCUS & MILLICHAP, INC. By: Name: Title: /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO

Third Amendment to Second Amended and Restated Credit Agreement WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Amir Darpi Title: Executive Director /s/ Amir Darpi

Third Amendment to Second Amended and Restated Credit Agreement GUARANTORS' CONSENT AND REAFFIRMATION Each of the undersigned guarantors of all indebtedness of MARCUS & MILLICHAP, INC. to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Second Amendment to Second Amended and Restated Credit Agreement; (ii) reaffirms its obligations under its respective Continuing Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; and (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Second Amended and Restated Credit Agreement, as amended, and the other Loan Documents described therein. GUARANTORS: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NORTH CAROLINA, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NEVADA, INC. By: Name: Title: By: Name: Title: /s/ Fabrice De Bosschere Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO Steve DeGennaro Executive Vice President and CFO /s/ Steve DeGennaro /s/ Fabrice De Bosschere Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller

Third Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES, INC. By: Name: Title: By: Name: Title: FVP, Chief Accounting Officer & Corporate Controller MARCUS & MILLICHAP CAPITAL CORPORATION By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF FLORIDA, INC. By: Name: Title: By: Name: Title: /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO /s/ Fabrice De Bosschere /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO /s/ Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO /s/ Fabrice De Bosschere Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller Fabrice De Bosschere Fabrice De Bosschere

Third Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF CHICAGO, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF ATLANTA, INC. By: Name: Title: By: Name: Title: MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF SEATTLE, INC. By: Name: Title: By: Name: Title: /s/ Steve DeGennaro /s/ Steve DeGennaro /s/ Steve DeGennaro Steve DeGennaro Steve DeGennaro Steve DeGennaro Executive Vice President and CFO Executive Vice President and CFO Executive Vice President and CFO /s/ Fabrice De Bosschere /s/ Fabrice De Bosschere /s/ Fabrice De Bosschere Fabrice De Bosschere Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller FVP, Chief Accounting Officer & Corporate Controller

Third Amendment to Second Amended and Restated Credit Agreement MARCUS & MILLICHAP CHICAGO MULTI-FAMILY BROKERS, LLC By: Name: Title: By: Name: Title: /s/ Steve DeGennaro Steve DeGennaro Executive Vice President and CFO /s/ Fabrice De Bosschere Fabrice De Bosschere FVP, Chief Accounting Officer & Corporate Controller